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                      THE EMPIRE BUILDER TAX FREE BOND FUND

       SUPPLEMENT DATED DECEMBER 11, 1996 TO PROSPECTUS DATED JULY 1, 1996

      This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

      Effective November 16, 1996 BISYS Fund Services, Inc. ("BISYS") succeeded Furman Selz LLC as Transfer Agent to the Fund. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall now refer to BISYS. At its September 10, 1996 meeting, the Board of Trustees of the Fund also approved, as successor Administrator to Furman Selz LLC, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. The Board of Trustees also approved, as successor Accounting Agent to Furman Selz LLC, BISYS Fund Services, Inc. BISYS and its affiliates are located at 3435 Stelzer Road, Columbus, Ohio 43219. The new Administrator and Accounting Agent are expected to begin providing services to the Fund during the first quarter of 1997.

PLEASE NOTE THE FOLLOWING REVISION REGARDING "FEATURES AND BENEFITS OF THE FUND" (This section is changed to read as follows):

Account information:

     You can obtain information about your account on any business day between 8 a.m. and 9 p.m. (Eastern Time) by calling toll free: 1-800-847-5886. Specially trained representatives will answer your questions and provide you with information about your investment.

PLEASE NOTE THE FOLLOWING REVISION REGARDING "HOW THE FUND IS MANAGED" (The third and fourth sentences of the third paragraph of this section are changed to read as follows):

      Effective at the time that BISYS becomes the Administrator, the Fund will pay fees to the Administrator at an annual rate of 0.2% of the first $100 million of average net assets and 0.14% of any excess over $100 million. The Administrator also provides the Fund with certain accounting and related services for which it receives an additional fee in the monthly amount of $2,500.

PLEASE NOTE THE FOLLOWING REVISION REGARDING "DISTRIBUTIONS AND TAXES" (The following is added at the end of the third paragraph of this section.)

      If you elect to receive distributions in cash, and your checks are (1) returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HOW TO BUY SHARES" (The third paragraph of this section is changed to read as follows):

Through the Distributor: Complete the enclosed application form and return it, along with a check payable to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486.

      Shares purchased by check will not be redeemed until payment of the shares has been collected, which may take up to fifteen days after purchase.

(The fourth paragraph of this section is changed to read as follows):

      Shares of the relevant class are sold at the net asset value next determined after the Administrator receives your order. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern
Time) to receive that day's net asset value.

Third party or foreign checks will not be accepted.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HOW TO SELL SHARES" (The first paragraph is changed to read as follows):

      You can sell your shares to the Fund on any day the New York Stock Exchange is open, either directly to the Fund, by check or through your investment dealer. The Fund will repurchase only shares for which it has received payment. Shares purchased by check are not permitted to be redeemed until payment of the shares has been collected, which may take up to fifteen days after purchase.

(The first sentence to the fourth paragraph is changed to read as follows):

Directly to the Fund: Send a signed letter of instruction or stock power form to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, OH 43218-2486.

(The sixth paragraph is changed to read as follows):

By check: Shareholders wishing to sell shares by drawing checks on their accounts must first complete the signature card (and resolution, if the shareholder is not an individual) provided with the application contained in this Prospectus. Upon receiving the properly completed application, card and resolution, the Administrator will provide you with checks. These checks may be made payable to the order of any person in the amount of $500 or more for the Builder Class and $5,000 or more for the Premier Class. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. Shares represented by stock certificates may not be redeemed by this method.

(The first sentence to the seventh paragraph is changed to read as follows):

Shareholders utilizing checks will be subject to Huntington National Bank's rules governing checking accounts.

(The following is added to the end of this section)


Other Redemption Information: Requests must include the following documentation:

(a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) Any required signature guarantees (see "Signature Guarantees" below); and (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (2) requests to transfer ownership of shares. Shareholders may contact the Fund at 1-800-847-586 for further details.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HISTORY AND ORGANIZATION OF THE FUND"

(The last paragraph is changed to read as follows):

     Inquires should be directed to The Empire Builder Tax Free Bond Fund, P. O. Box 182486, Columbus, OH 43218-2486.

622-A11-SP-01